                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2006

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and servicing Agreement, dated as of June 1, 2006, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2006-NC2 Asset-Backed
Pass-Through Certificates)

                   STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
                   ------------------------------------------
          on behalf of Carrington Mortgage Loan Trust, Series 2006-NC2
          ------------------------------------------------------------
                     Asset-Backed Pass-Through Certificates
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    333-130210-03            20-2698835
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                     Identification No.)

       Seven Greenwich Office Park
         599 West Putnam Avenue
         Greenwich, Connecticut                            06830
-----------------------------------------   ------------------------------------
 (Address of principal executive office)                 (Zip Code)

                                 (203) 661-6186
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              (Registrant's telephone number, including area code )

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.  OTHER EVENTS.

On June 21, 2006, the Registrant caused the issuance and sale of Carrington
Mortgage Loan Trust, Series 2006-NC2 Asset-Backed Pass-Through Certificates,
Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
Class CE, Class P, Class R-I and Class R-II Certificates (the "Certificates")
pursuant to a Pooling and Servicing Agreement dated as of June 1, 2006, among the Registrant, New Century Mortgage Corporation, as Servicer, and Wells Fargo
Bank, N.A., as Trustee. The mortgage loans were sold to the Registrant pursuant to a Mortgage Loan Purchase Agreement, dated as of June 21, 2006, among the
Registrant, NC Capital Corporation, as Responsible Party, and Carrington
Securities, LP, as Seller. Two separate Cap Contracts (the "Class A Cap
Confirmation" and the "Class B Cap Confirmation"), both dated June 21, 2006, were entered into by Swiss Re Financial Products Corporation, as the cap contracts provider and Wells Fargo Bank, N.A, as trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (c). EXHIBITS.

      (c)   Exhibits: The following execution copies of Exhibits to the Form S-3
            Registration Statement of the Registrant are hereby filed.

               10.1    Pooling and Servicing Agreement and the exhibits thereto,
                       dated as of June 1, 2006, among the Registrant, New
                       Century Mortgage Corporation, as Servicer, and Wells
                       Fargo Bank, N.A., as Trustee.

               10.2    Mortgage Loan Purchase Agreement, dated as of June 21,
                       2006, among the Registrant, NC Capital Corporation and
                       Carrington Securities, LP.

               10.3    Cap Contract Confirmation relating to the Class A
                       Certificates, dated June 21, 2006, between Swiss Re
                       Financial Products Corporation and Wells Fargo Bank, N.A.

               10.4    Cap Contract Confirmation relating to the Class M
                       Certificates, dated June 21, 2006, between Swiss Re
                       Financial Products Corporation and Wells Fargo Bank, N.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                       By: /s/ Bruce M. Rose
                                           -----------------
                                       Name:  Bruce M. Rose
                                       Title: President

Dated: July 6, 2006

                                  Exhibit Index

Exhibit No.             Description
-----------             -----------

    10.1       Pooling and Servicing Agreement and the exhibits thereto, dated as of June 1, 2006, among the Registrant, New Century Mortgage
               Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

    10.2       Mortgage Loan Purchase Agreement, dated as of June 21, 2006, among the Registrant, NC Capital Corporation and Carrington
               Securities, LP.

    10.3       Cap Contract Confirmation relating to the Class A Certificates, dated June 21, 2006, between Swiss Re Financial Products
               Corporation and Wells Fargo Bank, N.A.

    10.4       Cap Contract Confirmation relating to the Class M Certificates, dated June 21, 2006, between Swiss Re Financial Products
               Corporation and Wells Fargo Bank, N.A.